Exhibit 10.7

SECOND AMENDMENT TO THE SERIES 2009-3 SUPPLEMENT

This SECOND AMENDMENT TO THE SERIES 2009-3 SUPPLEMENT (this “Amendment”), dated as of March 29, 2010, amends the Series 2009-3 Supplement (as amended, modified or supplemented from time to time in accordance with its terms, the “Series 2009-3 Supplement”), dated as of November 5, 2009, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (the “Administrative Agent”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2009-3 Noteholders (in such capacity, the “Series 2009-3 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2009-3 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2(ii)(e) of the Base Indenture, any Supplement thereto may be amended to modify an Amortization Event set forth in such Supplement with the consent of ABRCF, the Trustee and each Noteholder affected by such amendment;

WHEREAS, pursuant to Section 11.11 of the Series 2009-3 Supplement such Supplement may be amended in accordance with the terms of the Base Indenture;

WHEREAS, the parties desire to amend the Series 2009-3 Supplement to modify the Amortization Event set forth in clause (n) of Article IV thereof, to modify certain defined terms used in clause (m) of Article IV thereof and to add certain other related definitions set forth in Article I thereof; and

WHEREAS, ABRCF has requested the Trustee, the Series 2009-3 Agent, the Administrator, the Administrative Agent and the Series 2009-3 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2009-3 Agent, the Administrator, the Administrative Agent and each Series 2009-3 Noteholder have agreed to, make the amendments described above as set forth herein;

NOW, THEREFORE, it is agreed:

1. Amendment to Article I(b). Article I(b) of the Series 2009-3 Supplement is hereby amended as follows:

(a) by deleting the definition of “Consolidated EBITDA” in its entirety;

(b) by adding the following new definition thereto in the appropriate alphabetical order:

““Consolidated Interest Coverage Ratio” has the meaning set forth in the Credit Agreement.”

and;

(c) by amending and restating in its entirety the definition of “Credit Agreement” as follows:

““Credit Agreement” means the Credit Agreement, dated as of April 19, 2006, among Avis Budget Holdings, LLC, as Borrower, ABCR, as Borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, each of Bank of America, N.A., Credit Agricole Corporate & Investment Bank New York Branch (formerly known as Calyon New York Branch) and Citicorp USA, Inc., as Documentation Agents, and Wachovia Bank, National Association, as Co-Documentation Agent, as amended by the First Amendment thereto dated as of December 23, 2008 and the Second Amendment thereto dated as of March 10, 2010, but without giving effect to any further amendment unless such amendment has been approved in writing by the Requisite Noteholders.”

2. Amendment to Article IV. Clause (n) of Article IV of the Series 2009-3 Supplement is hereby amended and restated in its entirety as follows:

“(n)(i) the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of ABCR ending with any fiscal quarter set forth below (commencing with the fiscal quarter ending June 30, 2010) shall exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter ending	Consolidated Leverage Ratio
June 30, 2010	6.25 to 1.00
September 30, 2010	5.75 to 1.00
December 31, 2010	5.50 to 1.00
March 31, 2011	5.50 to 1.00
June 30, 2011	5.25 to 1.00
September 30, 2011	5.00 to 1.00
December 31, 2011	4.75 to 1.00
March 31, 2012	4.75 to 1.00
June 30, 2012	4.75 to 1.00
September 30, 2012	4.50 to 1.00
December 31, 2012	4.50 to 1.00
March 31, 2013	4.50 to 1.00
June 30, 2013	4.50 to 1.00
September 30, 2013	4.25 to 1.00
December 31, 2013	4.25 to 1.00
March 31, 2014	4.25 to 1.00

2

or (ii) the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of ABCR ending with any fiscal quarter set forth below (commencing with the fiscal quarter ending June 30, 2010), shall be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter ending	Consolidated Interest Coverage Ratio
June 30, 2010	1.30 to 1.00
September 30, 2010	1.30 to 1.00
December 31, 2010	1.35 to 1.00
March 31, 2011	1.40 to 1.00
June 30, 2011	1.45 to 1.00
September 30, 2011	1.55 to 1.00
December 31, 2011	1.60 to 1.00
March 31, 2012	1.60 to 1.00
June 30, 2012	1.65 to 1.00
September 30, 2012	1.70 to 1.00
December 31, 2012	1.70 to 1.00
March 31, 2013	1.70 to 1.00
June 30, 2013	1.70 to 1.00
September 30, 2013	1.75 to 1.00
December 31, 2013	1.75 to 1.00
March 31, 2014	1.75 to 1.00

3. Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2009-3 Agent) hereby authorize and direct the Trustee and Series 2009-3 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

4. Waiver. Each Series 2009-3 Noteholder, by its execution hereof, hereby waives, solely with respect to this Amendment, the requirement under Section 11.11 of the Series 2009-3 Supplement that Standard & Poor’s confirm that this Amendment will not result in a withdrawal or downgrade of the rating of the Commercial Paper issued by any CP Conduit Purchaser whose Commercial Paper is rated by Standard & Poor’s on the Series 2009-3 Second Amendment Effective Date.

3

5. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2009-3 Supplement.

6. This Amendment shall become effective on the date (the “Series 2009-3 Second Amendment Effective Date”) that is the later of (a) the date hereof or (b) the first date on which each of the following have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2009-3 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) all certificates and opinions of counsel required under the Base Indenture or by the Series 2009-3 Noteholders shall have been delivered to the Trustee and the Series 2009-3 Noteholders, as applicable, and (iv) the Second Amendment, dated as of March 10, 2010, to the Credit Agreement, dated as of April 19, 2006 and as amended to date, among Avis Budget Holdings, LLC, as borrower, ABCR, as borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase Bank, N.A., as administrative agent, Deutsche Bank Securities Inc., as syndication agent, each of Bank of America, N.A., Credit Agricole Corporate & Investment Bank New York Branch (formerly known as Calyon New York Branch) and Citicorp USA, Inc., as documentation agents, and Wachovia Bank, National Association, as co-documentation agent, shall have been executed and delivered by each party thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived.

7. From and after the Series 2009-3 Second Amendment Effective Date, all references to the Series 2009-3 Supplement shall be deemed to be references to the Series 2009-3 Supplement as amended hereby.

8. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2009-3 Agent

By:	/s/ Sally R. Tokich
Name: Sally R. Tokich
Title: Senior Associate

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Ozan Kaya
Name: Ozan Kaya
Title: Vice President

By:	/s/ Jay Steiner
Name: Jay Steiner
Title: Managing Director

AGREED, ACKNOWLEDGED AND CONSENTED:

GEMINI SECURITIZATION CORP., LLC, as a CP Conduit Purchaser under the Series 2009-3 Supplement

By:	/s/ Frank B. Bilotta
Name: Frank B. Bilotta
Title: President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2009-3 Supplement

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

By:	/s/ Matt Bissonette
Name: Matt Bissonette
Title: Director

AVIS BUDGET CAR RENTAL, LLC, as Administrator

By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer